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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  April 9, 2001
                                                -------------------------------


                             TRANSMEDIA NETWORK INC.
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               (Exact Name of Registrant as Specified in Charter)



          Delaware                     001-13806                84-6028875
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(State or Other Jurisdiction        (Commission File          (IRS Employer
      of Incorporation)                 Number)             Identification No.)


11900 Biscayne Boulevard, North Miami, Florida                            33181
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(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code            (305) 892-3300
                                                     --------------------------



                                 Not Applicable
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             (Former Name or Address, if Changed Since Last Report)




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ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits.  The following exhibits are filed with this Report:

    Exhibit Number                                      Description
    --------------                                      -----------
         23.1                                           Consent of KPMG LLP.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      TRANSMEDIA NETWORK INC.


Date: April 9, 2001                   By:  /s/ Keith Kiper
                                          -------------------------------------
                                          Name:  Keith Kiper
                                          Title: Vice President

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                                INDEX OF EXHIBITS

    Exhibit Number                    Description
    --------------                    -----------
         23.1                         Consent of KPMG LLP.